Exhibit 10.159D
Table 1-7
SA-20 777-323ER [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Aircraft Delivery, Description, Price and Advance Payments
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT]

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Boeing Proprietary